PIMCO Funds

Supplement Dated January 6, 2011 to the Prospectus for

Strategic Markets Funds – Institutional Class, Class P, Administrative Class and Class D

(dated July 31, 2010), as supplemented and revised from time to time

Disclosure Related to the PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund

(the “Fund”)

Effective immediately, the next to last sentence of the first paragraph in the Fund’s Fund Summary—Performance Information section is deleted and replaced with the following:

For periods when Class P shares of the Fund were not operational (including April 1, 2009 through December 31, 2009), performance information shown in the table for Class P shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus.

Also, effective immediately, the Average Annual Total Returns table in the Fund’s Fund Summary—Performance Information section is supplemented by adding the following:

Average Annual Total Returns (for periods ended 12/31/09)	1 Year	Fund Inception (11/26/08)
Class P Return Before Taxes	92.88%	102.83%

Also, effective immediately, the Financial Highlights section is supplemented by adding the following:

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income(a)	Net Realized/ Unrealized Gain on Investments	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund
Class P
11/26/2008 - 03/31/2009+	$10.00	$0.00	$1.10	$1.10	$(0.76)	$0.00	$0.00
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
$(0.76)	$10.34	10.93%	$11	1.35%	*	1.36%	*	1.35%	*	1.36%	*	0.00%	*	244%

Investors Should Retain This Supplement For Future Reference

PIMCO_Supp_010611